UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

UBI Blockchain Internet, LTD

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54236

Delaware	27-3349143
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd. Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 - Change in Shell Company Status

UBI Blockchain Internet, LTD ("the Company") ceased to be shell company on March 17, 2017, as a result of new management, a recent change in corporate ownership, and the Company pursing new business opportunities. The Company now has three directors, two corporate officers and nine employees. Further, the Company, through its new management now has better access to the capital markets to raise funding for the Company. The Company is engaged in the developing business technologies of applying blockchain and internet of things. Based on this business activity, management has determined that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UBI Blockchain Internet, Ltd. Registrant

Date: March 17, 2017	/s/ Chan Cheung
Name: Chan Cheung Corporate Secretary